Exhibit 99.1

Euramax Holdings, Inc. Euramax International, Inc. July 2015

2 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws with respect to our financial condition, results of operations and business, and our expectations and beliefs concerning such future events. Our forward-looking statements include, among other items, statements relating to our business strategy, our industry, our expected capital expenditures, our expectations concerning future operations, margins, profitability, liquidity, capital resources, and preliminary unaudited estimates on our results for our interim reporting periods, including the three months ended July 3, 2015. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of some of the important risks and uncertainties that could cause our results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to the offering memorandum provided to you. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, whether as a result of new information, future events or otherwise. Certain areas of this presentation depict non-GAAP financial measures including EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, and Free Cash Flow. EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, and Free Cash Flow are not and should not be considered alternatives to net sales or net income or any other financial measure under U.S. GAAP. Our calculation of EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, and Free Cash Flow may differ from methods used by other companies. Disclaimer

3 The “New” Euramax

4 Net Sales by Business Segment (LTM April 3, 2015) Major Product Categories Net Sales by End Market (LTM April 3, 2015) Euramax is a leading international producer of metal and vinyl products sold to the residential repair and remodel, commercial construction and recreational vehicle (RV) markets With over 50 years of experience, Euramax is a leader in several niche product categories, including preformed roof-drainage products sold in the United States, metal roofing and siding for post frame construction in the United States, and aluminum siding for towable RVs in the United States and Europe Customers are located predominantly throughout North America and Europe and include distributors, contractors and home improvement retailers, as well as RV, transportation and other original equipment manufacturers ("OEMs") Business Description Roof drainage and soffit/fascia systems Building panels Residential Specialty metal coating, colored panels Recreational vehicle components natasar: Euramax at a Glance walltho: US Residential Products 33.4% US Commercial Products 37.4% European Engineered Products 7.4% European Roll Coated Aluminum 21.8% Residential Building Products 39.3% Commercial Building Products 35.6% Recreational Vehicle Products 13.4% Other Products 11.7%

Over a number of years, Euramax operated with flat or declining annual Adjusted EBITDA despite maintaining leading market positions In response, the Company’s Board of Directors brought in new management provided by Huron Consulting Group to evaluate and improve the performance of the business Huron Consulting Group was hired in February 2014, which brought Hugh Sawyer to Euramax as Interim President Hugh Sawyer has significant CEO, governance and operational experience in multiple industries, including more than 35 years of turnaround and operational improvement experience, as well as having served as President or CEO of eight companies Huron produced a detailed diagnostic assessment identifying business initiatives and a plan for executing the initiatives Working with Huron beginning in Q3 2014, management began executing an operational transformation with an intense strategic focus based on the results of the Huron assessment Huron’s assessment identified significant opportunities to improve competitive performance including but not limited to: Procurement of aluminum and steel raw materials Management of freight and logistics costs SG&A costs which had not been adequately adjusted for a post-recession market An opportunity to upgrade performance management, culture, and key leadership in North America Euramax has now recorded five consecutive quarters of year-over-year Net Sales and Adjusted EBITDA improvement 5 Situation Overview

6 History of under-performance 1 No clear strategy for success 2 Execution not a core competency 3 Weak culture not enough “Winners” 4 The “Old” Euramax: Barriers to Higher Performance

7 Leadership upgrades Profitable sales growth Aggressive supply chain management New product introduction Increased cross-selling IT transformation Eliminate non-essential costs Assertive change to evolve performance management and culture Revenue growth Adjusted EBITDA growth Establish the “New” Euramax Key Initiatives Driving the “New” Euramax

Appointment of Hugh Sawyer to Interim President February 2014 Appointment of Mary Cullin to Senior Vice President, Chief Financial Officer (CFO) and Treasurer October 2013 Appointment of Tyrone Johnson to President, Euramax North America May 2015 Appointment of Jan Timmerman to President, Euramax International January 2013 Appointment of Frank McDermott to Vice President, Supply Chain April 2014 Interim president of Euramax Holdings since February 2014 Managing Director of Huron Consulting Group Inc. He leads the Operational Improvement Service Line for Huron's Business Advisory Practice While serving as President and CEO of JHT Holdings, Inc. he led the turnaround of this logistics and distribution business increasing EBITDA over 2,000% and liquidity 600%. JHT delivers Class 8 trucks from manufacturing sites to dealerships throughout North America He has more than 35 years of experience leading operational improvements, turnarounds and mergers and acquisitions for both public and private companies across a diverse group of industries Has worked extensively since joining Euramax to align the Company's finance, accounting and information system departments with the initiatives of business leaders throughout the Company Extensive domain knowledge of the Company and the industry Previously served as Vice President of Finance and Shared Services after joining Euramax in 2008 as the Director of Financial Planning and Analysis Past industry experience at HD Supply as the Divisional Chief Financial Officer of HD Supply Lumber and Building Materials Hired by Euramax in June 2014 to run the North American Residential business Recently promoted to President of Euramax North America Previously served as President of the Americas for Amtico International/Mannington Mills, Inc., a global flooring manufacturer Significant building materials experience as Vice President & General Manager of Armstrong World Industries hardwood flooring division serving The Home Depot and other major retailers Director, Customer Quality (Master Black Belt) at GE Capital Corporation Experienced international executive having spent over twenty years in various operations, marketing and sales senior executive roles with Philips Lighting As an integral part of his experience with Philips, lived and worked in the United States, Mexico, Europe, and China Reflects the expanding international presence of the Company’s European-based businesses Demonstrates commitment to international markets and customers Previously served as Senior Vice President, Managing Director Europe Executive with 15+ years of supply chain and manufacturing experience Lead the re-design and implementation of Anchor Glass Container’s supply chain operations as Vice President Previously managed supply chain operations for Coca-Cola Enterprises as Vice President of the Southeastern Business Unit during ten year period Graduate of West Point Military Academy 8 New Organizational Structure and Upgraded Management Team Recent development - On July 23, 2015, we announced the hiring of Richard C. Brown as the new President and Chief Executive Officer of Euramax Holdings, effective as of August 10, 2015.

9 Summary Pro Forma Estimated Impact of Key Expense Initiatives (a) Includes add-back for $1.2 million of non-recurring bad debt expense (b) Gives effect to the estimated impact of the key expense initiatives as if they had all been implemented as of the beginning of the period presented (b) (a) A B C $61.8 $11.1 $5.6 $1.3 $79.8 0 10 20 30 40 50 60 70 80 90 LTM 4/3/15 Adjusted EBITDA North America Materials Procurement North America Freight Management Salaried Headcount Reduction PF LTM 4/3/15 Adjusted EBITDA ($ in millions)

A

North America Materials Procurement Initiatives – Overview

Initiative	Highlights	Adjusted EBITDA impact	Est. Implementation Timing
Steel	• Optimize gauge to improve yield per linear square foot • Improve contractual discount rates and rebates • Move from single source to diversified supply that includes off-shore suppliers • Shorten supply chains by sourcing from mills closer to manufacturing facilities • Leverage oracle assets to optimize MRP, allowing for improved service and reduced inventory • Re-establish SIOP process to rapidly reduce inventory costs	$9.2m	1Q 2015
Aluminum	• Model steel strategy with addition of off-shore suppliers to supply base • Move to direct mill scrap • Shorten supply chains where practical by sourcing from mills and toll coaters with meaningfully closer proximity to manufacturing facilities • Increase supply of pre-painted off-shore coil	$4.0m	3Q 2015
Plastics	• Source alternative supplies with more competitive price structure and terms • Utilize value engineering to reduce select finished products' costs	$1.4m	2Q 2015
Other	• Develop national supply and contract structure for MRO and expendables • Develop national supply and contract structure for packaging and shipping materials • Expand value engineering and SKU rationalization efforts	$2.7m	3Q 2015
Losses	• Coating price increases • Various other price-increases	($2.4m)	1Q – 4Q 2015

(a) Excluding impact of losses

Implemented & On-going Projects

($ in millions)	
Metal Projects	$13.2
PVC / Non-metal Projects	$4.1
Losses	$(2.4)
Full Adjusted EBITDA Impact	**$14.9**
Less: Q4 2014 & Q1 2015 realized savings	($0.5)
Weighted probability cushion	($3.3)
PF Adjusted EBITDA Impact	**$11.1**

Materials Procurement Breakdown[a]



Other
16%
Plastics
8%
Steel
53%
Aluminum
23%

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B

North America Freight Management Initiatives – Overview

	Initiative	Highlights	Adjusted EBITDA impact	Est. Implementation Timing
1	Changes in shipment methodologies at Fabral plants	▪ Maximizing fleet utilization and velocity ▪ Reducing delivery frequency	$2.3m	3Q 2014
2	Transportation Management System platform	▪ Installing a centralized IT system that generates optimal routes for each delivery vs. current manual decentralized system ▪ Allows central control to optimize routes ▪ Changing vendors and requiring en-route trucks to maximize backhaul and headhaul	$2.1m	2Q 2015
3	California fleet optimization	▪ Optimizing truck loads	$0.3m	1Q 2015
4	Texas fleet optimization	▪ Consolidating shipments from Grapevine and Mansfield	$0.5m	2Q 2015
5	Georgia fleet optimization	▪ Switching to lower cost provider	$0.3m	1Q 2015
6	Increasing fleet utilization	▪ Changing truck types to increase fleet utilization from 40% to 50%	$0.3m	2Q 2015
7	Customer compliance review	▪ Established new department to review all customer returns/credits and chase "short pay" invoices	$0.4m	1Q 2015
	Total		**$6.2m**	
	Less savings already realized in FY 2014 & Q1 '15		**$(0.6)m**	
	PF Adjusted EBITDA Impact		**$5.6m**	

$6.2mm total savings



1. Changes in shipment methodologies at Fabral plants 37%
2. Transportation Management System platform 34%
3. California fleet optimization 5%
4. Texas fleet optimization 8%
5. Georgia fleet optimization 5%
6. Increasing Ryder fleet utilization 5%
7. Customer compliance review 6%

Illustrative previous logistics route



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Two main phases of salaried headcount reductions First occurred in spring 2014 Second in summer 2014 In total, approximately 20% of North American salaried headcount reduced in 2014 Additional employee-related initiatives: North American labor production efficiency improvements Rationalization of the Fabral sales structure North American supply chain restructuring Headcount reductions netted for investments in management upgrades Headcount reductions achieved sustainable recurring savings in Adjusted EBITDA Savings used to invest in new hires designed to achieve sustainable earnings going forward ($ in millions) 2014 Impact Q1 2015 Impact Q2 – Q4 2015 Impact Initiative 2014 headcount reduction $4.2 $1.8 $1.3 Leadership upgrades (Q2 2014) $(0.6) $(0.3) $(0.3) Merit increase (Q2 2014) $(0.3) $(0.3) $(0.6) 401(K) suspension + benefit reduction $0.2 $0.3 $0.8 NA supply chain & labor efficiency $0.9 $(0.3) $0.1 Net impact $4.4 $1.2 $1.3 Summary Initiatives Adjusted EBITDA Impact 12 Salaried Headcount Reduction Initiative - Overview C

Based on the results of Huron’s diagnostic assessment, management identified and implemented a number of value creating initiatives during 2014 in the following key areas: North America Materials Procurement North America Freight Management Salaried Headcount Reduction Evolution of performance management and culture Upgrades in North American leadership Strategic selling to take advantage of an early stage recovery in the building materials market Geographic expansion of the international business As a result, the Company has successfully created a lower-cost, more competitive, growth-oriented operating platform and expects to achieve meaningful increases to Adjusted EBITDA over the next twelve to eighteen months Euramax has now recorded five consecutive quarters of year-over-year Net Sales and Adjusted EBITDA increases Furthermore, Euramax reported $61.8(a) million of LTM Adjusted EBITDA for the 12 month period ended April 3, 2015, an 18% increase from the LTM March 28, 2014 period Through July 3, 2015, second quarter unaudited Adjusted EBITDA is approximately $23.1 – 23.9 million, or a 10% to 13% increase from the prior year’s second quarter Pro Forma LTM Adjusted EBITDA for the 12 month period ended April 3, 2015 would have been approximately $79.8 million, giving effect to the estimated impact of the key expense initiatives as if they had all been implemented at the beginning of that period 13 Meaningful Improvement Has Already Been Achieved (a) Includes add-back for $1.2 million of non-recurring bad debt expense

Meaningful Improvement Has Already Been Achieved (continued) Q4 Performance Q1 Performance 14 Strong earnings momentum Q2 Unaudited(a) Performance (c) (a) Represents estimated consolidated unaudited Adjusted EBITDA (b) Unaudited Q2 2015 results negatively impacted by foreign currency exchange of approximately $12.0 - $12.2 million – corrected for its impact, net sales improved approximately 5% - 6% (c) LTM 2015 Adjusted EBITDA of $61.8 million includes add-back for $1.2 million of non-recurring bad debt expense walltho: walltho: $170 $186 Q1 2014 Q1 2015 Net Sales $196 $212 Q4 2013 Q4 2014 Net Sales $51.1 $52.5 $61.8 6.3% 6.4% 7.0% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 LTM Q1 2013 LTM Q1 2014 LTM Q1 2015 Adj. EBITDA margin USD (millions) Adj. EBITDA Adj. EBITDA margin $233 Q2 2014 Q2 2015 Net Sales (b) $234 - $236 $7 $12 Q4 2013 Q4 2014 Adjusted EBITDA Q2 2014 Q2 2015 Adjusted EBITDA $23 - $24 $21 $4 $8 Q1 2014 Q1 2015 Adjusted EBITDA

15 Historical Financial Summary (a) EBITDA calculated as Income (loss) from operations plus Depreciation and amortization (b) Includes add-back for $1.2 million of non-recurring bad debt expense (c) Defined as Adjusted EBITDA less capital expenditures divided by Adjusted EBITDA ($ in millions, FY ending December 31st) 2011 2012 2013 2014 LTM 4/03/15 Net Sales $933.7 $837.1 $826.7 $854.7 $870.4 % growth 5.7% (10.3)% (1.3)% 3.4% – Gross profit 148.5 136.1 126.7 129.0 131.1 % margin 15.9% 16.3% 15.3% 15.1% 15.1% EBITDA(a) $47.5 $46.1 $42.1 $51.0 $52.0 % margin 5.1% 5.5% 5.1% 6.0% 6.0% Adjusted EBITDA $62.1 $56.4 $53.4 $58.4 $61.8(b) % margin 6.7% 6.7% 6.5% 6.8% 7.1% % growth (2.3%) (9.2)% (5.3)% 9.3% – Capital expenditures 10.2 7.1 10.7 7.3 8.0 % of net sales 1.1% 0.9% 1.3% 0.9% 0.9% Adjusted EBITDA less capex 52.0 49.2 42.7 51.2 53.9 % cash conversion(c) 83.7% 87.3% 79.9% 87.7% 87.2%

Market leadership Established brand portfolio 16 Market position Category Vinyl windows and doors in the UK “holiday home” and home center markets by revenue Aluminum siding and roofing for RVs internationally Preformed residential gutters sold in the US Metal roofing and siding for wood frame construction in the Northeast US Steel exterior panels for manufactured housing in the US Aluminum siding for towable RV exteriors in the US #1 #1 #1 #1 #1 #1 SOLUTIONS Leading Market Positions And Brands (a) Based on unit volumes, except as indicated (a)

17 Selected customers Include distributors, contractors and home improvement retailers, as well as RV, transportation and other original equipment manufacturers ("OEMs") Year-over-year retention rate of Top 100 customers has averaged over 97% since 2005 Long-term relationships with Top 10 customers have averaged more than 20 years Top 10 customers include customers from each of Euramax’s four business segments No customers greater than 13% of Net Sales Over 4,000 active customers Customer base Customer Base with Long-Term Relationships Customer breakdown by % of 2014 Net Sales Top 10 33% No. 11 - 25 11% No. 26 - 50 10% Others 46%

Net Sales by End Market (LTM April 3, 2015) Manufactures more than 10,000 unique products in steel, vinyl, aluminum, copper and fiberglass Integrated metal coil coating capabilities provide Company with a competitive advantage Leader in several niche product categories including: preformed roof-drainage products sold in the United States metal roofing and siding for post frame construction in the United States aluminum siding for towable RVs in the United States and Europe Customer Groups (2014) Net Sales by Geography (LTM April 3, 2015)(a) Range of Products 18 Highly Diversified Business Across Products, Markets, Customers, Distribution Channels and Geographies (a) Represents sales by destination Residential Building Products 39.3% Commercial Building Products 35.6% Recreational Vehicles 13.4% Other Products 11.7% OEM 24.3% Home improvement 20.6% Industrial and architectural 17.1% Rural contractors 16.6% Distributors 11.6% Home improvement contractors 5.8% Manufactured housing producers 4.0% North America 72.3% Western Europe 18.6% United Kingdom 5.6% Emerging Markets 2.1% Asia 1.4%

New Innovative, Technology-Enhanced Platform Executing Effective Business Strategies and Accelerating Results

EURAMAX INTERNATIONAL, INC.

New Chief Information Officer

In 2014, Euramax hired Noel Gayle as Chief Information Officer

Recognized for driving value for the organization, customers, and employees through…

- **Transformation**
- **Value and Innovation**
- **Integration**
- **Execution**

Prior IT leadership roles at:

Compass Group
Marconi Info Chain
BAX Global Supply Chain
Rockwell International
Airbus Industry of North America

New and Improved Solutions-based Amerimax Website


Amerimax
LEAVES IN YOUR GUTTERS?

Features:

- **Informative installation videos**
- **Informative blog**
- **Find a retailer**

Amerimax Business Analytics (ABA)

Macro Data

- Consumer Confidence
- Local Unemployment
- New Housing starts
- Remodel and Repair Activity
- GDP
- New Residential Construction
- Weather Patterns

Retail Data

- POS Sales by Category
- Inventory Analysis
- Competitive Retail Data
- Historical Sales Data
- New Product Impact

Predictive Modeling

- Which SKU's to Stock by Store
- What Quantity to Stock by store
- Recommended Retail Price by store/market
- Recommended Delivery Schedule by store/market
- Recommended Internet Products
- Special Buys by store/market
- Special Order Items vs. Stock Items by store/market
- Anticipate weather events by market

ABA's Predictive Modeling Improves Turns and SKU Productivity

Optimized procurement, logistics, and sales

- New transportation management system that allows for central management control over route optimization, replacing existing system of decentralized route planning at each plant without communication with other plants
- Operational integration of technology reduces costs while enabling Euramax to better serve customers

Material Resource Planning (MRP) System

- Huron Business Advisory spent weeks interviewing the staff to understand and map Euramax's complex Material Resource Planning (MRP) System
- HBA also benchmarked best-in-class systems and developed a roadmap to migrate the current system to a more efficient system


Bare coil suppliers
Painted coil suppliers
Internal suppliers
MRP system
Re-sale items suppliers
Packaging materials suppliers
Non-production items suppliers
Outside processing suppliers

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20 New Organizational Structure and Leadership Team Significant Progress Has Already Been Achieved Poised to Benefit from Market Rebound Diversified Customer Base with Long-term Relationships New Innovative, Technology-Enhanced Platform Executing Effective Business Strategies and Accelerating Results Leading Market Positions And Brands Cost Management Initiatives Driving Bottom-Line Results 3 Highly Diversified Business Across Products, Markets, Customers, Distribution Channels and Geographies The “New” Euramax: Business Transformation Enhances Credit

EURAMAX INTERNATIONAL, INC.

Historical Adjusted EBITDA Reconciliation

($ in millions, FY ending December 31st)	FY 2013	FY 2014	LTM 3/29/13	LTM 3/28/14	LTM 4/03/15	Three Months Ended June 27, 2014	Three Months Ended July 3, 2015(a)
Net Income (loss)	($24.9)	($59.3)	($56.8)	($16.1)	($71.4)	($3.1)	$0.7 - $1.5
Add:							
Interest expense	54.1	55.5	54.9	54.2	55.7	13.9	14.0
Depreciation and amortization	35.1	32.4	35.0	34.7	31.7	8.3	6.7
(Benefit from) provision for income taxes	(14.8)	(0.8)	(1.3)	(14.8)	(2.8)	(1.2)	3.5
Adjustments:							
Other loss (income), net	(7.4)	23.2	7.4	(13.9)	38.8	0.5	(3.0)
Retention Costs	-	-	-	-	1.0	-	0.3
Non-recurring executive consulting	-	1.9	-	0.2	2.1	0.7	0.4
Severance, plant closure, relocation and one-time compensation costs	5.9	3.9	5.6	5.2	3.7	1.8	0.2
Asset write-offs and impairments	1.1	0.8	-	1.1	0.8	-	-
Non-recurring consulting, legal and professional fees	0.1	0.3	1.0	0.2	0.4	-	0.0
Stock compensation expense	2.2	0.5	3.0	1.6	0.4	0.1	0.1
Capital market activity fees	-	-	-	-	0.1	-	0.2
Long term incentive plan	(1.6)	-	0.0	(1.9)	-	-	-
Transition services agreement expense	2.0	-	0.3	2.0	-	-	-
Loss on assets held for sale	1.6	-	1.6	-	-	-	-
Bad debt expense	-	-	-	-	1.2	-	-
Acquisition-related expenses	-	-	0.3	-	-	-	-
Multiemployer pension withdrawal	-	-	0.0	-	-	-	-
Facility closures, relocation and optimization costs	-	-	0.2	-	-	-	-
Adjusted EBITDA	**$53.4**	**$58.4**	**$51.1**	**$52.5**	**$61.8**	**$21.0**	**$23.1 - $23.9**

(a) Represents unaudited results for the three months ended July 3, 2015

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22 Ferrari World - Abu Dhabi Euramax Coated Products